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                                                                   EXHIBIT 10.46


                            ACME COMMUNICATIONS, INC.
                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated ________, 1999, by and among ACME Communications, Inc., a Delaware corporation (the "Company") and the persons owning Registrable Securities (as defined in Section
1.2 below) whose signatures appear on the signature page hereto (each a "Holder" and collectively with each other and their permitted transferees and assigns, the "Holders") is effective as of and conditioned upon the closing of the Company's initial public offering of common stock ("IPO").

                                    RECITALS

      A. Certain of the Holders previously were parties to the Registration Rights Agreement, dated as of June 17, 1997, (together with TCW Leveraged Income Trust, L.P. and TCW Shared Opportunity Fund II, L.P., the "Initial Holders") by and among such Initial Holders and ACME Television Holdings, LLC ("Holdings") and certain other Holders were parties to the Membership Unitholders Agreement, dated September 30, 1997, by and among such other Holders, Holdings and ACME Intermediate Holdings, LLC ("Intermediate") which agreement also contained registration rights.

      B. It is proposed that Holders will become stockholders of the Company in exchange for their holdings of securities of Holdings or Intermediate pursuant to a reorganization to be consummated before the closing of the Company's IPO (the "Reorganization").

      C. This Agreement is intended to replace the Registration Rights Agreement of Holdings and the Membership Unitholders Agreement of Intermediate and thereby provide registration rights to the Holders of the Company's Common Stock, par value $.01 per share ("Common Stock"), as well as provide registration rights to all other pre-IPO stockholders of the Company.

      D. This Agreement is intended as a final expression of any agreements among the parties hereto with respect to any registration rights with respect to the securities of the Company or any of its affiliates and is intended to supersede the Registration Rights Agreement of Holdings, the Membership Unitholders Agreement of Intermediate and any other agreement regarding registration rights.

      The Company and the Holders, in consideration of the mutual agreements herein, intending to be legally bound, agree as follows:


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                             OPTIONAL REGISTRATIONS

1.1 Optional Registrations. If at any time or times after the date hereof, the Company determines to register any of its equity securities (for whatever reason) for its own account or the account of any of its stockholders (whether in connection with a primary offering, a secondary offering or any combination thereof) under the Securities Act of 1933, as amended (the "Securities Act") (other than in connection with a registration effected solely to implement an employee benefit plan or a business combination transaction or any other similar transaction for which a registration statement on Form S-4 under the Securities Act or any comparable successor form is applicable), the Company will promptly give written notice thereof to the Holders of Registrable Securities (as defined in Section 1.2). In connection with any such registration, if within thirty (30) days after receipt by the Holders of such notice, the Company receives a written request from a Holder or Holders for the inclusion of some or all of the Registrable Securities owned by it or them in such registration (such request to state the number of Registrable Securities intended to be disposed of by such Holder or Holders), the Company will use its best efforts to include in such registration under the Securities Act all Registrable Securities which such Holder or Holders requested to be registered.

1.2 "Registrable Securities" means: (i) any shares of Common Stock held as of the closing of the IPO by Holders (after giving effect to the Reorganization), (ii) any shares of Common Stock issuable upon the exercise or conversion of any outstanding securities of the Company or any of its affiliates held by Holders (other than stock options and similar derivative securities held by employees) which are not converted to Common Stock by the closing of the IPO and (iii) any securities issued or issuable with respect to such shares by way of a stock dividend or stock split or in connection with a combination of such shares, recapitalization, merger, consolidation, reclassification or other reorganization. Such securities will cease to be Registrable Securities:
      (A) when a registration statement with respect to the sale of such securities has become effective under the Securities Act and such securities have been disposed of in accordance therewith; (B) when such securities may be distributed pursuant to the provisions of Rule 144(k) (or any successor provisions thereto) under the Securities Act; or (C) when such securities have otherwise been transferred and subsequent disposition of them by the transferee thereof will not require registration or qualification under the Securities Act or any similar state law then in force.

1.3 Conditions. Notwithstanding the foregoing, in the case of an underwritten offering under this Section 1, the Company will not be required to include any Holder's securities in the underwritten offering unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters.

1.4 Limitations on Amount. If the managing underwriter of the offering, if any, advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then in such instance the Company may give first priority to those shares to be registered for the Company's account and may limit the number of


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      Registrable Securities included in such offering to the amount which the managing underwriter, acting in good faith, advises the Company may be sold. The Company will promptly notify all Holders who requested registration pursuant to this Section 1 of a determination by the managing underwriter that such a reduction is necessary, and the number of Registrable Securities that may be included in the registration and underwriting will be allocated among the Holders requesting registration in proportion, as nearly as practicable, to their respective holdings of Registrable Securities to the extent necessary to reduce the total number of securities requested to be included in such offering to the number of securities, if any, recommended by such managing underwriters. All Holders who have requested registration pursuant to this Agreement will be entitled to participate in the underwriting before any other holders of the Company's securities will be entitled to participate in such underwriting (and no securities requested to be included in such underwriting for the account of anyone other than the Holders hereunder will be included unless all Registrable Securities requested to be included by the Holders in accordance with this Section 1 are so included).

1.5 Withdrawal. Any Holder will have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 1 by giving written notice to the Company of its request to withdraw. If as a result of the proration provision of Section 1.4, any Holder will not be entitled to include all the Registrable Securities in an Optional Registration that such Holder has requested to be included, such Holder may elect to withdraw its request to include Registrable Securities in such registration; provided, however, that such election will be irrevocable and, after making such election, a Holder will no longer have any right to include Registrable Securities in the registration as to which such election was made, provided such registration becomes effective within 90 days of the date of such withdrawal. The Company may withdraw an Optional Registration initiated by the Company at any time before it becomes effective, provided that the Company gives prompt notice to the Holders participating in such registration.

1.6 Expenses. All expenses of such registrations and offerings (other than underwriting and selling commissions attributable to, and transfer taxes assessed on, the Registrable Securities), and the reasonable fees and expenses of not more than one independent counsel for the Holders, will be borne by the Company. If any Initial Holders are selling Registrable Securities in a registration statement pursuant to this Section 1, then the independent counsel will be selected by such Initial Holders.

1.7 Miscellaneous. Without in any way limiting the types of registrations to which this Section 1 will apply, if the Company effects a "shelf registration" under Rule 415 promulgated under the Securities Act, or any other similar rule or regulation ("Rule 415") (other than a shelf registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Securities and Exchange Commission (the "Commission") under the Securities Act is applicable), the Company will take all necessary actions, including, without limitation, the prompt filing of post-effective amendments, to permit the Holders to dispose of


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      their Registrable Securities in such registration in accordance with the terms of this Section 1.

                            2. REQUIRED REGISTRATIONS

2.1 Required Registrations. If on any two (2) occasions 180 days after the consummation of the IPO, Holders holding in the aggregate, 25% of the Registrable Securities outstanding from time to time (hereinafter referred to as the "Initiating Holders") notify the Company in writing that they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities with an aggregate anticipated offering price (before any underwriters' discounts or commissions) of at least an amount greater than $10,000,000 (any such notice to specify the number of Registrable Securities to be disposed of and the intended method of distribution), then the Company will notify all Holders entitled to notice of a proposed registration under Section 1 above of its receipt of such notification from the Initiating Holders and will allow such Holders thirty (30) days to exercise their rights hereunder. Upon the expiration of such thirty (30) day period (or earlier, with the written consent of Holders holding in aggregate 25% in interest of the Registrable Securities), the Company will either: (A) elect to make a registered primary offering including Registrable Securities on Form S-1 or equivalent form (including, when the Company is eligible, a Form S-3 with additional information concerning the business of the Company, its finances and its management as the Holders or underwriters participating in an underwritten offering may reasonably request for purposes of marketing the securities) in which case the rights of such Holders (including the Initiating Holders) will be as set forth in Section 1 above (except that the Company will not be permitted to include securities for its own account unless at least 50% of the total number of securities requested to be included by the Holders (including the Initiating Holders) are so included); or (B) use its best efforts to cause such of the Registrable Securities as may be requested by any Holders (including the Initiating Holders) to be registered under the Securities Act on Form S-1 or equivalent form (including a Form S-3 as described above) and in accordance with the terms of this Section 2, all to the extent required to permit the distribution of such Registrable Securities in accordance with the intended method set forth in the notification from the Initiating Holders.

2.2 Conditions. If the Initiating Holders intend to distribute by means of an underwritten offering the Registrable Securities that, at their request, are to be registered, the right of any Holder to include its Registrable Securities in such registration will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting. All Holders proposing to distribute Registrable Securities through such underwriting will enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. The Initiating Holders will select one or more nationally recognized firms of investment bankers, who will be reasonably acceptable to the Company, to act as the managing underwriter or underwriters in connection with such offering and will select any additional investment bankers and managers to be used in connection with the offering.


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2.3   Limitations on Amount. Notwithstanding any other provision of this
      Agreement, if the managing underwriter, if any, advises the Holders and the Company in writing that marketing factors require a limitation of the number of securities to be underwritten in any offering effected pursuant to this Section 2, then the number of securities that may be included in the underwriting will be allocated: first, among the Holders requesting registration in proportion, as nearly as practicable, to their respective holdings of Registrable Securities to the extent necessary to reduce the total number of securities requested to be included in such offering to the number of securities, if any, recommended by such managing underwriters; and second, if the number of Registrable Securities requested to be registered is less than the number which, in the opinion of the managing underwriter, can be sold, the Company for its own account up to the number of securities, in the opinion of the managing underwriter, can be sold; provided, however, that if the number of Registrable Securities included in any offering is limited to a number which would represent less than 50% of the total number of securities for which registration has been requested hereunder, such offering will not be counted towards the two required registrations of the Holders under this
      Section 2.

2.4 Miscellaneous. If so requested by the Initiating Holders exercising their rights for a registration under this Section 2, regardless of the Securities Act form used for such registration, the Company will take such steps as are required to register such Holders' Registrable Securities for sale on a delayed or continuous basis under Rule 415, and to keep such registration effective for 180 days or until all of such Holders' Registrable Securities registered thereunder are sold, whichever is shorter.

2.5 Expenses. All expenses of such registrations and offerings (other than underwriting and selling commissions attributable to, and transfer taxes assessed on, the Registrable Securities), and the reasonable fees and expenses of not more than one independent counsel for the Holders, will be borne by the Company. If any Initial Holders are selling Registrable Securities in a registration statement pursuant to this Section 2, then the independent counsel will be selected by such Initial Holders.

2.6 Postponement. The Company may postpone the filing of any registration statement requested under this Section 2 for a reasonable period of time, not to exceed an aggregate of ninety (90) days during any twelve (12) month period, if the Company has made a good faith, reasonable determination, evidenced by a resolution of its Board of Directors, that such filing would either: (A) require the disclosure of a material transaction and such disclosure would have a material adverse effect on the Company; or (B) otherwise have a material adverse effect on the Company because of unusual market conditions or other circumstances. The Company will not be required to cause a registration statement requested pursuant to this Section 2 to become effective prior to 180 days following the effective date of a registration statement initiated by the Company, if the request of the Initiating Holders for registration pursuant to this
      Section 2 has been received by the Company subsequent to the giving of written notice by the Company, pursuant to Section 1 hereof, to the Holders to the effect that the Company is commencing to prepare a Company-initiated registration statement; provided, however, that the Company will use its best efforts to achieve such


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      effectiveness promptly following (a) such 180 day period if the request pursuant to this Section 2 has been made prior to the expiration of such 180 day period or (b) the withdrawal by the Company of the registration statement. Any registration effected pursuant to this Section 2 and so designated by the Initiating Holders will be subject to this Section 2, regardless of the Securities Act form on which such registration is effected.

                                   3. FORM S-3

3.1 Form S-3. The Company will use its best efforts to become eligible to use Form S-3 for secondary sales under the Securities Act or a comparable successor form and to continue to qualify at all times for registration of its securities on Form S-3 or such successor form. In addition to the required registration in Section 2.1, any Holders, holding in the aggregate at least 25% of the Registrable Securities are entitled to demand that the Company file and cause to be declared effective a registration statement on Form S-3 that includes only those items and that information that is required to be included in Parts I and II of such Form, and does not include any additional or extraneous items of information (e.g. a lengthy description of the Company or the Company's business) (an "Ordinary S-3 Registration Statement"). The Holders will be entitled to have filed and declared effective not more than one Ordinary S-3 Registration Statements in any twelve (12) consecutive month period.

3.2 Shelf Registration. Notwithstanding the foregoing provision, the Holders will not be permitted in this Section 3 to demand the Company to file a registration statement under Rule 415.

3.3 Notice. Pursuant to Section 1 hereof, the Company will give notice to all Holders of the receipt of a request for registration pursuant to this
      Section 3.

3.4 Effectiveness. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all Registrable Securities on Form S-3 or such successor form to the extent requested by the Holder or Holders thereof; provided, however, that the Company will not be obligated to effect such a registration for Registrable Securities having an aggregate anticipated offering price (before any underwriters' discounts or commissions) of less than $2,000,000.

3.5   Conditions. If the Holder initially seeking registration under this
      Section 3 intends to distribute by means of an underwriting the Registrable Securities that, by its request, are to be registered, the right of any Holder to include its Registrable Securities in such registration will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting. All Holders proposing to distribute their Registrable Securities in such underwriting will enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.


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3.6   Limitations on Amount. Notwithstanding any other provision of this Section
      3, if the managing underwriter, if any, advises the Holders and the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then the number of Registrable Securities that may be included in the underwriting will be allocated among the Holders requesting registration in proportion, as nearly as practicable, to their respective holdings of Registrable Securities to the extent necessary to reduce the total number of securities requested to be included in such offering to the number of securities, if any, recommended by such managing underwriters.

3.7 Expenses. All expenses incurred in connection with a registration requested pursuant to this Section 3 (other than underwriting and selling commissions attributable to, and transfer taxes assessed on, the Registrable Securities), and the reasonable fees and expenses of not more than one independent counsel for the Holders, will be borne by the Company. If any Initial Holders are selling Registrable Securities in a registration statement pursuant to this Section 3, then the independent counsel will be selected by such Initial Holders.

3.9 Postponement. The Company may postpone the filing of any registration statement requested under this Section 3 for a reasonable period of time, not to exceed an aggregate of ninety (90) days during any twelve (12) month period, if the Company has made a good faith, reasonable determination, evidenced by a resolution of its Board of Directors, that such filing would either: (A) require the disclosure of a material transaction and such disclosure would have a material adverse effect on the Company; or (B) otherwise have a material adverse effect on the Company because of unusual market conditions or other circumstances. The Company will not be required to cause more than two (2) registration statements requested pursuant to this Section 3 to become effective in any twelve (12) month period. The Company will not be required to cause a registration statement requested pursuant to this Section 3 to become effective prior to 180 days following the effective date of a registration statement initiated by the Company, if the request by the Holder for registration pursuant to this Section 3 has been received by the Company subsequent to the giving of written notice by the Company, pursuant to
      Section 1 hereof, to the Holders to the effect that the Company is commencing to prepare a Company-initiated registration statement; provided, however, that the Company will use its best efforts to achieve such effectiveness promptly following such 180 day period if the request pursuant to this Section 3 has been made prior to the expiration of such 180-day period.


                      4. FURTHER OBLIGATIONS OF THE COMPANY

      Whenever under the preceding sections of this Agreement the Company is required to register any Registrable Securities, it agrees that it will also do the following:

4.1 Diligently prepare and file with the Commission a registration statement on the appropriate form under the Securities Act, which registration statement will comply as to form in all material respects with the requirements of the applicable form and will


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      include all financial statements required by the Commission to be filed therewith, and diligently prepare and file such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to cause such registration statement to become effective and remain effective for so long as such registration is required to remain effective pursuant to the terms hereof.

4.2 Make every reasonable effort to obtain a withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment.

4.3 Furnish to each selling Holder without charge such number of copies of each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of his Registrable Securities.

4.4 Enter into any reasonable underwriting agreement containing customary terms required by the proposed underwriter for the selling Holders, if any. Make reasonably available for inspection by a representative of, and counsel for, any underwriter participating in any disposition pursuant to a registration statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all relevant information reasonably requested by such representative, counsel or any such underwriter in connection with any such registration statement.

4.5 Use its best efforts to register or qualify the securities covered by said registration statement under the securities or "blue-sky" laws of such jurisdictions as any selling Holder may reasonably request, provided that the Company will not be required to register or qualify the securities in any jurisdictions which require it to qualify to do business or subject itself to general service of process therein.

4.6 Immediately notify each selling Holder, at any time when a prospectus relating to his Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of any such selling Holder, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.7 Cause all such Registrable Securities to be quoted on the market or listed on each securities exchange, as applicable, on which similar securities issued by the Company are then quoted or listed.

4.8 If requested by the Holders in connection with any Required Registration, the Company will use its best efforts to cause (a) counsel for the Company to deliver an opinion relating to the registration statement and Registrable Securities, in customary form,


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      (b) its officers to execute and deliver all customary documents and certificates requested by a representative of the Holders or any underwriter, as applicable, and (c) its independent public accountants to provide a comfort letter in customary form.

4.9 Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

                        5. INDEMNIFICATION; CONTRIBUTION

5.1 Indemnification. Incident to any registration statement referred to in this Agreement, and subject to applicable law, the Company will enter into a commercially reasonable indemnification arrangement with each underwriter and will indemnify and hold harmless each Holder (including its partners, directors, officers, employees and agents) and each person who either controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is under common control with, or is controlled by, such Holder, together with the partners, directors, officers, employees and agents of such controlling persons (collectively, the "Controlling Persons"), from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of (subject to Section 6(b) below), any action, suit or proceeding or any claim asserted), to which any Controlling Person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities arise out of or are based on any of the following statements, omissions, or violations (each a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, any amendment or supplement to such registration statement or prospectus and any documents incorporated in such registration statement by reference) (collectively, the "Registration Documents"); (ii) any omission or alleged omission to state in any such Registration Document a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation by the Company of the Securities Act, the Exchange Act, any state securities or "blue sky" laws or any rule or regulation thereunder in connection with such registration; provided, however, that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on: (A) a Violation which occurs in reliance on and in conformity with written information furnished to the Company, expressly for use in any registration statement, by any Holder; or (B) any preliminary prospectus, to the extent that any such loss, claim, damage or liability results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary prospectus which untrue statement or omission was corrected in the amended preliminary prospectus or in the final prospectus, if a Holder sold Registrable Securities to the person alleging such loss, claim, damage or liability without sending or giving, at or prior to the written confirmation of such sale, a copy of such amended preliminary prospectus or such final prospectus (so long as the Company had previously furnished


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      copies of such amended preliminary prospectus or final prospectus to such
      Holder). With respect to a Violation specified in clause (A) above, the selling Holder who provided such written information will indemnify and hold harmless the Company (including its partners, directors, officers, employees and agents), each other Holder of Registrable Securities (including its partners, directors, officers, employees and agents), and each Controlling Person of the Company and such other Holder, from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, to the same extent provided in the immediately preceding sentence (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of (subject to Section 6(b) below), any action, suit or proceeding or any claim asserted). In no event, however, will the liability of a Holder for indemnification under this Section 6(a) exceed the lesser of: (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against as is equal to the proportion of the total amount of securities sold under such registration statement which is being sold by such Holder; or (ii) the net proceeds received by such Holder from its sale of Registrable Securities under such registration statement.

5.2 Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement of such action, and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, assume the defense thereof with counsel mutually satisfactory to all parties; provided, however, that an indemnified party will have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party if, in the reasonable opinion of the indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to the actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable period of time of the commencement of any such action will relieve such indemnifying party of liability to the indemnified party under this Section 6 only to the extent such failure was prejudicial to the indemnifying party's ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 6. The indemnifying party will not be liable for any amounts paid in settlement of any proceeding effected without its consent, which consent will not be unreasonably withheld.

5.3 Contribution. If the indemnification provided for in Section 6(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities, then each indemnifying


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      party under this Section 6, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities: (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the other selling Holders from the offering; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the other selling Holders in connection with the Violation(s) which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the selling Holders will be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the selling Holders, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price. The relative fault of the Company and the selling Holders will be determined by reference to, among other things, whether the Violation relates to information supplied by the Company or the selling Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6(c) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, will a Holder be required to contribute any amount under this Section 6(c) in excess of the lesser of: (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total amount of securities sold under such registration statement which is being sold by such Holder; or (ii) the net proceeds received by such Holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.4 Miscellaneous. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this
      Section 6 will be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The indemnification and contribution provided for in this
      Section 6 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or Controlling Person of the indemnified parties.

                            6. RULE 144 REQUIREMENTS

      If the Company becomes, and for so long as it remains, subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company will use its best efforts to file with the Commission such information as the Commission may require under either of said Sections; and in such event, the Company will use its best efforts to provide such current public information as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor or similar exemptive rules hereafter in effect). The Company will furnish to any Holder upon request a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144 or such successor rules.

                       7. TRANSFER OF REGISTRATION RIGHTS

      The registration rights of the Holders under this Agreement may be transferred to any transferee of the Registrable Securities; provided that such transferee will give its written consent to be bound by the terms of this Agreement. Each such transferee will be deemed to be a "Holder" for purposes of this Agreement. The transferring Holder will notify the Company at the time of such transfer.

                              8. MARKET STAND-OFF

      Each Holder agrees, if requested by any underwriter, not to sell or otherwise transfer or dispose of any securities of the Company held by it for up to 90 days (unless the managing underwriter (if any) reasonably requests a longer period not to exceed 120 days) following the effective date of any registration statement of the Company filed under the Securities Act and in which the Holders participate pursuant to this Agreement, subject to the condition that all directors and executive officers of the Company enter into similar agreements.

                9. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Holders as follows:

9.1 The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite action, will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation, bylaws or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, and will not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

9.2 This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy and other laws of general application relating to creditor's rights or general principles of equity.

                               10. MISCELLANEOUS

10.1 Survival of Covenants. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

10.2 Notices and Demands. Any notice or demand which, by any provision of this Agreement or any agreement, document or instrument executed pursuant hereto or thereto, except as otherwise provided therein, is required to be given will be deemed to have been sufficiently given or served and received for all purposes when delivered in hand, by facsimile transmission with receipt acknowledged or by express delivery providing receipt of delivery, to the following addresses and numbers: if to the Company, 2101 E. Fourth Street, Suite 202, Santa Ana, California 92705, or at any other address designated by the Company to the Holders in writing; if to a Holder, at its mailing address or facsimile number shown on the signature page hereto, or at any other address or facsimile number designated by such Holder to the Company and the other Holders in writing; and if to an assignee of a Holder, at its address or facsimile number as designated to the Company and the other Holders in writing.

10.3 Governing Law. This Agreement will be deemed to be a contract made under, and will be construed in accordance with, the internal laws of the State of Delaware.

10.4 Severability. If any provision of this Agreement will be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability will attach only to such provision and will not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement will be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

10.5 Successors and Assigns. This Agreement will inure to the benefit and be binding on the successors, assigns and transferees of each of the parties.

10.6 Amendment. This Agreement may be amended only with the prior written consent of the Company, the Holders of a majority in interest of the Registrable Securities and, provided that at the time of such amendment the Initial Holders hold at least ten percent (10%) of the Registrable Securities, a majority in interest of the Initial Holders.

10.7 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement.

10.8 Headings. The headings in this Agreement are for convenience of reference only and do not limit or otherwise affect the meaning hereof.

10.9 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to their registration rights with respect to any securities of the Company or any of its subsidiaries or affiliates. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the Registrable Securities. This Agreement is intended to amend the Registration Rights Agreement of Holdings and the Membership Unitholders Agreement of Intermediate and supersede any inconsistent provisions with respect to such registration rights and to supersede any other agreements between any Holder and the Company or any of its subsidiaries or affiliates with respect to registration rights covering any of their respective securities.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement which will be effective as of the closing of the Company's IPO.

                                        ACME COMMUNICATIONS, INC.

                                        By:
                                            ------------------------------------
                                            Name:  Thomas D. Allen
                                            Title: Chief Financial Officer


                                        ALTA COMMUNICATIONS VI, L.P.

                                        By: Alta Communications VI Management
                                            Partners, L.P, its general partner

                                        By:
                                            ------------------------------------
                                            Name:  Brian McNeill
                                            Title: G.P.


                                        ALTA SUBORDINATED DEBT
                                           PARTNERS III, L.P.

                                        By: Alta Subordinated Debt
                                            Management III,
                                            L.P., its general partner

                                        By:
                                            ------------------------------------
                                        Name:  Brian McNeill
                                        Title: G.P.


                                        ALTA-COMM S BY S, LLC

                                        By:
                                            ------------------------------------
                                            Brian McNeill, a member

                                        c/o  Alta Communications
                                        One Post Office Square
                                        Suite 3800

                                        Boston, MA  02109
                                        Attn: Brian W. McNeill
                                        Tel:  (617) 482-8020
                                        Fax:  (617) 482-1944


                                        CEA CAPITAL PARTNERS USA, L.P.

                                        By: CEA Management Corp., its authorized
                                            representative

                                        By:
                                            ------------------------------------
                                            Name:  James J. Collis
                                            Title: Executive Vice President

                                        CEA CAPITAL PARTNERS USA CI, L.P.,
                                        a Cayman Islands limited partnership

                                        By: CEA Management Corp., its authorized
                                            representative

                                        By:
                                            ------------------------------------
                                            Name:  James J. Collis
                                            Title: Executive Vice President

                                        c/o CEA Capital Partners
                                        17 State Street, 35th Floor
                                        New York, NY 10004
                                        Attn: James Collis
                                        Tel: (212) 425-1400
                                        Fax: (212) 425-1420

                                        BANCBOSTON VENTURES INC.

                                        By:
                                            ------------------------------------
                                            Name:  Lars A. Swanson
                                            Title: Vice President

                                        c/o BancBoston Capital
                                        175 Federal Street
                                        Boston, MA 02110
                                        Attn: Sanford Anstey

                                        Tel: (617) 434-2509
                                        Fax: (617) 434-1153


                                        ----------------------------------------
                                        Jamie Kellner

                                        c/o ACME Communications, Inc.
                                        2101 E. Fourth Street, Suite 202
                                        Santa Ana, CA 92705


                                        ----------------------------------------
                                        Tom Allen

                                        c/o ACME Communications, Inc.
                                        2101 E. Fourth Street, Suite 202
                                        Santa Ana, CA 92705


                                        ----------------------------------------
                                        Doug Gealy

                                        c/o ACME Communications, Inc.
                                        2101 E. Fourth Street, Suite 202
                                        Santa Ana, CA 92705


                                        ACME CAPITAL PARTNERS

                                        By:
                                            ------------------------------------
                                            Name:  William K. Lisecky
                                            Title: EVP

                                        c/o CEA Inc.
                                        East Kennedy Boulevard
                                        Suite 3300
                                        Tampa, Florida 33602


                                        PEREGRINE CAPITAL, INC.

                                        By: /s/ DANIEL J. ALDERMAN
                                            ------------------------------------
                                            Name:  Daniel J. Alderman
                                            Title: Executive Vice President

                                        ----------------------------------------
                                        Thomas J.  Embrescia, individually


                                        ----------------------------------------
                                        Michael Roberts, individually


                                        ----------------------------------------
                                        Steve Roberts, individually


                                        1994 EMBRESCIA FAMILY TRUST F/B/O
                                        MATTHEW EMBRESCIA, KEY TRUST
                                        COMPANY OF OHIO, N.A., TRUSTEE

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        1994 EMBRESCIA FAMILY TRUST F/B/O
                                        MEGAN EMBRESCIA, KEY TRUST
                                        COMPANY OF OHIO, N.A., TRUSTEE

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        1994 EMBRESCIA FAMILY TRUST F/B/O
                                        AMANDA EMBRESCIA, KEY TRUST
                                        COMPANY OF OHIO, N.A., TRUSTEE


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        LARRY S. BLUM LIVING TRUST

                                        By:
                                            ------------------------------------
                                            Name:
                                            Its:   Trustee


                                        TCW LEVERAGED INCOME TRUST, L.P.
                                        By: TCW Investment Management Company,
                                            as investment advisor

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        TCW SHARED OPPORTUNITY FUND II, L.P.
                                        By: TCW Investment Management Company,
                                            as investment advisor

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        CONTINENTAL CASUALTY COMPANY


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Its:

                                        AMERICAN HIGH-INCOME TRUST
                                        By: Capital Research &
                                            Management Company
                                            as Investment Advisor


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Its:


                                        AMERICAN VARIABLE INSURANCE SERIES-
                                        HIGH-YIELD BOND
                                        By: Capital Research &
                                            Management Company
                                            as Investment Advisor

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Its:


                                        THE LINCOLN NATIONAL LIFE INSURANCE
                                        COMPANY

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Its:


                                        CANYON VALUE REALIZATION
                                        FUND (Cayman) LTD., a Cayman Corporation

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Its:


                                        VALUE REALIZATION FUND, L.P.,
                                        a Delaware limited partnership

                                         By:  CanPartners Investments III, L.P.,
                                                a California limited partnership
                                         Its: General Partner

                                            By:  Canyon Capital Advisors, LLC
                                                 a Delaware limited liability
                                                 company

                                            Its: General Partner

                                            By:
                                                 -------------------------------
                                                 Name:
                                                 Its:

                                        JONATHAN PINCH & LINDA PINCH


                                        ----------------------------------------


                                        ----------------------------------------




                                        POST TOTAL RETURN FUND, L.P.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Its: